MERRILL LYNCH
TEXAS
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Texas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #16054 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Texas Municipal Bond Fund             January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
Going into the second half of 1997, we maintained a slightly defensive posture for the Fund. During the six months ended January 31, 1998, several changes took place in the US economy which eased our concerns for a higher interest rate environment. In November 1997, we adopted a less defensive strategy in response to the Asian financial crisis and the continued domestic low inflation environment. This change in structure was obtained by maintaining a fully invested position and seeking out interest rate-sensitive issues when available.

While total municipal bond issuance increased by over 30% for the six months ended January 31, 1998 compared to same six-month period last year, total Texas municipal bond issuance increased by over 50% during 1997. More issues were brought in the form of current-coupon bonds without attractive call protection. We did not participate in these issues since they did not benefit the Fund's overall portfolio structure. We expect issuance in Texas to remain strong going into 1998.

In the months ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will stay within their current trading range. We will look for periods of higher interest rates before adopting a more aggressive investment strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Texas Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 4, 1998

We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of Merrill Lynch Texas Municipal Bond Fund. Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                               12 Month        3 Month
                                                 1/31/98        10/31/97        1/31/97        % Change        % Change

Class A Shares*                                  $11.02         $10.91         $10.64           +3.57%          +1.01%
Class B Shares*                                   11.02          10.91          10.64           +3.57           +1.01
Class C Shares*                                   11.03          10.92          10.65           +3.57           +1.01
Class D Shares*                                   11.04          10.92          10.66           +3.56           +1.10
Class A Shares -- Total Return*                                                                 +9.20(1)        +2.34(2)
Class B Shares -- Total Return*                                                                 +8.65(3)        +2.21(4)
Class C Shares -- Total Return*                                                                 +8.53(5)        +2.18(6)
Class D Shares -- Total Return*                                                                 +9.08(7)        +2.40(8)
Class A Shares -- Standardized 30-day Yield        3.91%
Class B Shares -- Standardized 30-day Yield        3.57%
Class C Shares -- Standardized 30-day Yield        3.46%
Class D Shares -- Standardized 30-day Yield        3.82%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.573 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.518 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.507 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.563 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.141 per share ordinary income dividends.






Performance Summary -- Class A Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*             % Change**

8/30/91 -- 12/31/91      $10.00           $10.25                 --                      $0.242                   + 4.97%
1992                      10.25            10.59                 --                       0.722                   +10.70
1993                      10.59            11.15              $0.094                      0.775                   +13.81
1994                      11.15             9.98                 --                       0.589                   - 5.28
1995                       9.98            11.00                 --                       0.578                   +16.38
1996                      11.00            10.68                 --                       0.563                   + 2.35
1997                      10.68            10.99                 --                       0.574                   + 8.53
1/1/98 -- 1/31/98         10.99            11.02                 --                       0.040                   + 0.72
                                                        Total $0.094               Total $4.083
                                                                          Cumulative total return as of 1/31/98:  +63.09%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*             % Change***

8/30/91 -- 12/31/91      $10.00           $10.25                 --                      $0.224                   + 4.79%
1992                      10.25            10.59                 --                       0.669                   +10.14
1993                      10.59            11.15              $0.094                      0.719                   +13.24
1994                      11.15             9.98                 --                       0.536                   - 5.76
1995                       9.98            11.00                 --                       0.524                   +15.80
1996                      11.00            10.68                 --                       0.508                   + 1.83
1997                      10.68            10.99                 --                       0.520                   + 7.98
1/1/98 -- 1/31/98         10.99            11.02                 --                       0.036                   + 0.68
                                                        Total $0.094               Total $3.736
                                                                          Cumulative total return as of 1/31/98:  +57.89%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*             % Change**

10/21/94 -- 12/31/94     $10.16           $9.98                  --                      $0.097                   - 0.80%
1995                       9.98           11.01                  --                       0.512                   +15.77
1996                      11.01           10.69                  --                       0.497                   + 1.72
1997                      10.69           11.00                  --                       0.508                   + 7.86
1/1/98 -- 1/31/98         11.00           11.03                  --                       0.035                   + 0.67
                                                                                   Total $1.649
                                                                          Cumulative total return as of 1/31/98:  +26.84%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*             % Change**

10/21/94 -- 12/31/94     $10.16           $9.99                  --                      $0.111                   - 0.57%
1995                       9.99           11.02                  --                       0.568                   +16.36
1996                      11.02           10.69                  --                       0.553                   + 2.16
1997                      10.69           11.01                  --                       0.565                   + 8.52
1/1/98 -- 1/31/98         11.01           11.04                  --                       0.039                   + 0.71
                                                                                   Total $1.836
                                                                          Cumulative total return as of 1/31/98:  +29.17%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                +8.53%                 +4.19%
Five Years Ended 12/31/97          +6.86                  +5.99
Inception (8/30/91)
through 12/31/97                   +7.90                  +7.21

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                 % Return               % Return
                               Without CDSC            With CDSC**
Class B Shares*
Year Ended 12/31/97                +7.98%                 +3.98%
Five Years Ended 12/31/97          +6.32                  +6.32
Inception (8/30/91)
through 12/31/97                   +7.36                  +7.36

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                 % Return               % Return
                               Without CDSC            With CDSC**
Class C Shares*
Year Ended 12/31/97                +7.86%                 +6.86%
Inception (10/21/94)
through 12/31/97                   +7.50                  +7.50

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                +8.52%                 +4.18%
Inception (10/21/94)
through 12/31/97                   +8.10                  +6.73

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Texas Municipal Bond Fund                                                                       January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

S&P               Moody's        Face                                                                                 Value
Ratings           Ratings       Amount                     Issue                                                    (Note 1a)


Texas -- 97.2%
BBB -              Baa2         $1,500     Alliance Airport Authority Inc., Texas, Special Facilities Revenue
                                           Bonds (AMR Corporation/American Airlines, Inc. Project), AMT, 7% due
                                           12/01/2011                                                                 $1,767
AAA                NR*           1,915     Cameron County, Texas, Housing Finance Corporation, S/F Mortgage
                                           Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (d)(e)             2,078
AAA                Aaa           1,000     Dallas - Fort Worth, Texas, International Airport Facility Improvement
                                           Corporation Revenue Bonds (United Parcel Service, Inc.), AMT, 6.60% due
                                           5/01/2032                                                                   1,093
NR*                Aaa           2,000     Ector County, Texas, Hospital District, Hospital Revenue Bonds (Medical
                                           Center Hospital), 7.30% due 4/15/2002 (g)                                   2,279
                                           Galena Park, Texas, Independent School District, School Building and
                                           Refunding Bonds, UT:
NR*                Aaa           2,470     5.20%** due 8/15/2030                                                         459
NR*                Aaa           3,520     5.09%** due 8/15/2031                                                         632
BBB                Baa1          1,750     Gulf Coast, Texas, Waste Disposal Authority, Solid Waste Disposal Revenue
                                           Bonds (Champion International Corporation Project), AMT, 7.25% due
                                           4/01/2017                                                                   1,921
A-                 A2            1,000     Harris County, Texas, Health Facilities Development Corporation, Hospital
                                           Crossover Revenue Refunding Bonds (Memorial Hospital System Project), AMT,
                                           7.125% due 6/01/2015 (h)                                                    1,141
                                           Harris County, Texas, Health Facilities Development Corporation, Hospital
                                           Revenue Bonds:
A1+                NR*             200     (Methodist Hospital), VRDN, 3.65% due 12/01/2025 (a)                          200
AAA                Aa3           2,000     (Saint Luke's Episcopal Hospital Project), Series A, 6.625% due 2/15/2012
                                           (h)                                                                         2,183
AA                 Aa3           1,000     Harris County, Texas, Health Facilities Development Corporation Revenue
                                           Bonds, RITR, Series 6, 7.445% due 12/01/2027 (f)                            1,114
AA                 Aa3           2,500     Harris County, Texas, Health Facilities Development Corporation, Revenue
                                           Refunding Bonds (School Health Care Systems), Series B, 6.25% due
                                           7/01/2027                                                                   3,001
BBB+               Baa1          1,000     Harris County, Texas, Industrial Development Corporation, Marine Terminals
                                           and Water, PCR, Refunding (GATX Terminals Corporation Project), 6.625% due
                                           2/01/2024                                                                   1,094
AAA                Aaa           1,010     Houston, Texas, Airport System Revenue Bonds, Sub-Lien, Series B, 6.625%
                                           due 7/01/2001 (c)(g)                                                        1,112
AAA                NR*           1,955     Laredo, Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds
                                           (Mortgage Backed Securities Program), AMT, 6.95% due 10/01/2027 (d)(e)      2,093
NR*                A             1,000     Laredo, Texas, International Toll Bridge Revenue Bonds, 7% due 10/01/2002
                                           (g)                                                                         1,129
                                           Matagorda County, Texas, Navigation District No. 1:
A                  A2            3,100     PCR (Central Power and Light Company Project), 7.50% due 12/15/2014         3,365
AAA                Aaa           1,000     Revenue Refunding Bonds (Houston Light and Power Company), Series C,
                                           7.125% due 7/01/2019 (c)                                                    1,062
A-                 NR*           1,500     Midland County, Texas, Hospital District Revenue Bonds (Midland Memorial
                                           Hospital), 7.50% due 6/01/2002 (g)                                          1,711
                                           North Central Texas, Health Facilities Development Corporation Revenue
                                           Bonds:
AA                 Aa            3,000     (Baylor University Medical Center), INFLOS, Series A, 9.867% due 5/15/2001
                                           (f)(g)                                                                      3,615
A-1                Aaa             200     (Methodist Hospitals of Dallas), VRDN, Series B, 3.65% due 10/01/2015 (a)
                                           (i)                                                                           200
AAA                Aaa           4,000     (Presbyterian Health Systems), 6.685% due 6/01/2001 (b)(g)                  4,394
BBB                Baa2          1,500     Nueces River Authority, Texas, Environmental Improvement Revenue Refunding
                                           Bonds (Asarco Inc. Project), 5.60% due 1/01/2027                            1,529
                                           Port Neches - Groves, Texas, Independent School District, UT:
AAA                Aaa           1,000     5% due 2/15/2015                                                            1,002
AAA                Aaa           1,000     5% due 2/15/2016                                                            1,000
AAA                Aaa           1,000     5% due 2/15/2017                                                              990
NR*                VMIG1+          200     Port of Port Arthur, Texas, Navigation District, PCR, Refunding (Texaco
                                           Inc. Project), VRDN, 3.70% due 10/01/2024 (a)                                 200
                                           Southeast Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds,
                                           AMT:
NR*                Aaa           2,730     Series A, 8% due 11/01/2025 (d)                                             3,180
NR*                Aaa           1,555     Series B, 8.50% due 11/01/2025 (j)                                          1,815
A+                 Aa            1,205     Texas Housing Agency, S/F Mortgage Revenue Refunding Bonds, Series A,
                                           7.15% due 9/01/2012                                                         1,292
AAA                Aaa           1,360     Texas National Research Laboratory Commission Financing Corporation, Lease
                                           Revenue Bonds (Superconducting, Super Collider Project), 7.10% due
                                           12/01/2001 (g)                                                              1,532
AAA                NR*             490     Texas State Department of Housing and Community Affairs, Home Mortgage
                                           Revenue Refunding Bonds, Series A, 6.95% due 7/01/2023 (d)                    529
AA                 Aa2           4,000     Texas State, UT, Series B1 and B2, 6.20% due 9/30/2011                      4,661
AA                 Aa2             965     Texas State, Veterans Housing Assistance, AMT, UT, Fund II, Series A,
                                           7% due 12/01/2025                                                           1,044
AA                 Aa2           3,225     Texas State, Water Development Board, GO, UT, 7% due 8/01/2020              3,703
AAA                NR*             360     Travis County, Texas, Housing Finance Corporation, Residential Mortgage
                                           Revenue Refunding Bonds, Series A, 7% due 12/01/2011 (d)(e)                   384
BBB                Baa2          1,700     West Side Calhoun County, Texas, Navigation District, Solid Waste Disposal
                                           Revenue Bonds (Union Carbide Chemicals and Plastics), AMT, 8.20% due
                                           3/15/2021                                                                   1,895
                                                                                                                   ---------
Total Investments (Cost -- $56,507) -- 97.2%                                                                          62,399

Other Assets Less Liabilities -- 2.8%                                                                                  1,774
                                                                                                                   ---------

Net Assets -- 100.0%                                                                                                 $64,173
                                                                                                                   =========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(b) MBIA Insured.
(c) FGIC Insured.
(d) GNMA Collateralized.
(e) FNMA Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(g) Prerefunded.
(h) Escrowed to Maturity.
(i) BIG Insured.
(j) FHLMC Insured.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  + Highest short-term rating by Moody's Investors Service, Inc.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Texas Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of manyof the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $56,507,050)(Note 1a)                                $62,399,034
                      Cash                                                                                                 5,337
                      Receivables:
                      Securities sold                                                              $1,037,936
                      Interest                                                                        960,194
                      Beneficial interest sold                                                         86,396          2,084,526
                                                                                                 ------------
                      Prepaid registration fees and other assets (Note 1e)                                                 8,872
                                                                                                                    ------------
                      Total assets                                                                                    64,497,769
                                                                                                                    ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                    127,336
                      Dividends to shareholders (Note 1f)                                              50,973
                      Investment adviser (Note 2)                                                      30,186
                      Distributor (Note 2)                                                             23,142            231,637
                                                                                                 ------------
                      Accrued expenses and other liabilities                                                              92,926
                                                                                                                    ------------
                      Total liabilities                                                                                  324,563
                                                                                                                    ------------

Net Assets:           Net assets                                                                                     $64,173,206
                                                                                                                    ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                                  $90,882
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                  477,475
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                   10,953
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                    3,069
                      Paid-in capital in excess of par                                                                59,352,475
                      Accumulated realized capital losses on investments -- net (Note 5)                              (1,653,632)
                      Unrealized appreciation on investments -- net                                                    5,891,984
                                                                                                                    ------------
                      Net assets                                                                                     $64,173,206
                                                                                                                    ============

Net Asset Value:      Class A -- Based on net assets of $10,014,724 and 908,819 shares of
                      beneficial interest outstanding                                                                     $11.02
                                                                                                                    ============
                      Class B -- Based on net assets of $52,611,597 and 4,774,750 shares of
                      beneficial interest outstanding                                                                     $11.02
                                                                                                                    ============
                      Class C -- Based on net assets of $1,208,131 and 109,525 shares of
                      beneficial interest outstanding                                                                     $11.03
                                                                                                                    ============
                      Class D -- Based on net assets of $338,754 and 30,694 shares of
                      beneficial interest outstanding                                                                     $11.04
                                                                                                                    ============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                 For the Six Months Ended
                                                                                                     January 31, 1998

Investment Income     Interest and amortization of premium and discount earned                                   $2,017,368
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $181,235
                      Account maintenance and distribution fees -- Class B (Note 2)           135,371
                      Accounting services (Note 2)                                             30,852
                      Professional fees                                                        29,267
                      Transfer agent fees -- Class B (Note 2)                                  13,292
                      Printing and shareholder reports                                         11,913
                      Registration fees (Note 1e)                                               9,296
                      Account maintenance and distribution fees -- Class C (Note 2)             3,136
                      Pricing fees                                                              3,062
                      Transfer agent fees -- Class A (Note 2)                                   2,149
                      Trustees' fees and expenses                                               1,864
                      Custodian fees                                                            1,602
                      Transfer agent fees -- Class C (Note 2)                                     304
                      Account maintenance fees -- Class D (Note 2)                                159
                      Transfer agent fees -- Class D (Note 2)                                      66
                      Other                                                                     1,188
                                                                                           ----------
                      Total expenses                                                                                424,756
                                                                                                                 ----------
                      Investment income -- net                                                                    1,592,612
                                                                                                                 ----------

Realized &            Realized gain on investments -- net                                                           368,024
Unrealized            Change in unrealized appreciation on investments -- net                                       (55,543)
Gain (Loss) on                                                                                                   ----------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                       $1,905,093
(Notes 1b, 1d & 3):                                                                                              ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                            January 31,         July 31,
Increase (Decrease) in Net Assets:                                                             1998               1997

Operations:            Investment income -- net                                             $1,592,612         $3,503,471
                       Realized gain on investments -- net                                     368,024            425,994
                       Change in unrealized appreciation on investments -- net                 (55,543)         2,075,093
                                                                                          ------------       ------------
                       Net increase in net assets resulting from operations                  1,905,093          6,004,558
                                                                                          ------------       ------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                (273,313)          (533,168)
(Note 1f):             Class B                                                              (1,286,801)        (2,900,983)
                       Class C                                                                 (24,272)           (49,486)
                       Class D                                                                  (8,226)           (19,834)
                                                                                          ------------       ------------
                       Net decrease in net assets resulting from dividends to shareholders  (1,592,612)        (3,503,471)
                                                                                          ------------       ------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions                                                         (4,213,467)        (9,551,520)
(Note 4):                                                                                 ------------       ------------

Net Assets:            Total decrease in net assets                                         (3,900,986)        (7,050,433)
                       Beginning of period                                                  68,074,192         75,124,625
                                                                                          ------------       ------------
                       End of period                                                       $64,173,206        $68,074,192
                                                                                          ============       ============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                             Class A
                                                                     For the
                                                                    Six Months
The following per share data and ratios have been derived             Ended
from information provided in the financial statements.               Jan. 31,              For the Year Ended July 31,
                                                                       1998          1997         1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $10.96        $10.57       $10.57      $10.51      $11.09
Operating                                                         ---------     ---------    ---------   ---------   ---------
Performance:         Investment income -- net                           .29           .57          .57         .57         .60
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .06           .39           --         .06        (.32)
                                                                  ---------     ---------    ---------   ---------   ---------
                     Total from investment operations                   .35           .96          .57         .63         .28
                                                                  ---------     ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.29)         (.57)        (.57)       (.57)       (.60)
                     Realized gain on investments -- net                 --            --           --          --        (.23)
                     In excess of realized gain on
                     investments -- net                                  --            --           --          --        (.03)
                                                                  ---------     ---------    ---------   ---------   ---------
                     Total dividends and distributions                 (.29)         (.57)        (.57)       (.57)       (.86)
                                                                  ---------     ---------    ---------   ---------   ---------
                     Net asset value, end of period                  $11.02        $10.96       $10.57      $10.57      $10.51
                                                                  =========     =========    =========   =========   =========

Total Investment     Based on net asset value per share                3.26%++++     9.39%        5.44%       6.39%       2.41%
Return:**                                                         =========     =========    =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                     .86%*         .83%         .85%        .82%        .67%
Net Assets:                                                       =========     =========    =========   =========   =========
                     Expenses                                           .86%*         .83%         .85%        .83%        .84%
                                                                  =========     =========    =========   =========   =========
                     Investment income -- net                          5.26%*        5.37%        5.29%       5.64%       5.45%
                                                                  =========     =========    =========   =========   =========

Supplemental         Net assets, end of period (in thousands)       $10,015       $10,707       $9,805     $11,012     $12,973
Data:                                                             =========     =========    =========   =========   =========
                     Portfolio turnover                               12.06%        47.83%      110.16%      99.40%      59.68%
                                                                  =========     =========    =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                               Class B
                                                                     For the
                                                                    Six Months
The following per share data and ratios have been derived             Ended
from information provided in the financial statements.               Jan. 31,                For the Year Ended July 31,
                                                                       1998            1997         1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $10.96          $10.57       $10.57      $10.51      $11.09
Operating                                                         ---------       ---------    ---------   ---------   ---------
Performance:         Investment income -- net                           .26             .52          .51         .52         .55
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .06             .39           --         .06        (.32)
                                                                  ---------       ---------    ---------   ---------   ---------
                     Total from investment operations                   .32             .91          .51         .58         .23
                                                                  ---------       ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.26)           (.52)        (.51)       (.52)       (.55)
                     Realized gain on investments -- net                 --              --           --          --        (.23)
                     In excess of realized gain on
                     investments -- net                                  --              --           --          --        (.03)
                                                                  ---------       ---------    ---------   ---------   ---------
                     Total dividends and distributions                 (.26)           (.52)        (.51)       (.52)       (.81)
                                                                  ---------       ---------    ---------   ---------   ---------
                     Net asset value, end of period                  $11.02          $10.96       $10.57      $10.57      $10.51
                                                                  =========       =========    =========   =========   =========

Total Investment     Based on net asset value per share                2.99%++++       8.84%        4.89%       5.85%       1.89%
Return:**                                                         =========       =========    =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                    1.37%*          1.34%        1.36%       1.33%       1.17%
Net Assets:                                                       =========       =========    =========   =========   =========
                     Expenses                                          1.37%*          1.34%        1.36%       1.34%       1.34%
                                                                  =========       =========    =========   =========   =========
                     Investment income -- net                          4.75%*          4.86%        4.78%       5.13%       4.95%
                                                                  =========       =========    =========   =========   =========

Supplemental         Net assets, end of period (in thousands)       $52,611         $56,115      $63,733     $71,783     $78,958
Data:                                                             =========       =========    =========   =========   =========
                     Portfolio turnover                               12.06%          47.83%      110.16%      99.40%      59.68%
                                                                  =========       =========    =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                                 Class C
                                                                           For the                                   For the
                                                                             Six                                     Period
                                                                            Months                                   Oct. 21,
The following per share data and ratios have been derived                   Ended              For the Year          1994+ to
from information provided in the financial statements.                     Jan. 31,            Ended July 31,        July 31,
                                                                             1998          1997            1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $10.97        $10.58          $10.57       $10.16
Operating                                                               ---------     ---------       ---------    ---------
Performance:         Investment income -- net                                 .26           .51             .50          .39
                     Realized and unrealized gain on investments -- net       .06           .39             .01          .41
                                                                        ---------     ---------       ---------    ---------
                     Total from investment operations                         .32           .90             .51          .80
                                                                        ---------     ---------       ---------    ---------
                     Less dividends from investment income -- net            (.26)         (.51)           (.50)        (.39)
                                                                        ---------     ---------       ---------    ---------
                     Net asset value, end of period                        $11.03        $10.97          $10.58       $10.57
                                                                        =========     =========       =========    =========

Total Investment     Based on net asset value per share                      2.94%++++     8.71%           4.88%        8.07%++++
Return:**                                                               =========     =========       =========    =========

Ratios to Average    Expenses                                                1.48%*        1.45%           1.47%        1.48%*
Net Assets:                                                             =========     =========       =========    =========
                     Investment income -- net                                4.64%*        4.75%           4.65%        4.87%*
                                                                        =========     =========       =========    =========

Supplemental         Net assets, end of period (in thousands)              $1,208          $917          $1,176         $501
Data:                                                                   =========     =========       =========    =========
                     Portfolio turnover                                     12.06%        47.83%         110.16%       99.40%
                                                                        =========     =========       =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                                 Class D
                                                                           For the                                   For the
                                                                             Six                                     Period
                                                                            Months                                   Oct. 21,
The following per share data and ratios have been derived                   Ended              For the Year          1994+ to
from information provided in the financial statements.                     Jan. 31,            Ended July 31,        July 31,
                                                                             1998          1997            1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $10.98        $10.58          $10.59       $10.16
Operating                                                               ---------     ---------       ---------    ---------
Performance:         Investment income -- net                                 .29           .56             .56          .44
                     Realized and unrealized gain (loss) on investments
                     -- net                                                   .06           .40            (.01)         .43
                                                                        ---------     ---------       ---------    ---------
                     Total from investment operations                         .35           .96             .55          .87
                                                                        ---------     ---------       ---------    ---------
                     Less dividends from investment income -- net            (.29)         (.56)           (.56)        (.44)
                                                                        ---------     ---------       ---------    ---------
                     Net asset value, end of period                        $11.04        $10.98          $10.58       $10.59
                                                                        =========     =========       =========    =========

Total Investment     Based on net asset value per share                      3.20%++++     9.38%           5.23%        8.74%++++
Return:**                                                               =========     =========       =========    =========

Ratios to Average    Expenses                                                 .96%*         .93%            .96%         .95%*
Net Assets:                                                             =========     =========       =========    =========
                     Investment income -- net                                5.16%*        5.27%           5.15%        5.41%*
                                                                        =========     =========       =========    =========

Supplemental         Net assets, end of period (in thousands)                $339          $335            $411         $163
Data:                                                                   =========     =========       =========    =========
                     Portfolio turnover                                     12.06%        47.83%         110.16%       99.40%
                                                                        =========     =========       =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Texas Municipal Bond Fund               January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Texas Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                           Account
                         Maintenance      Distribution
                             Fee              Fee

Class B                     0.25%            0.25%
Class C                     0.25%            0.35%
Class D                     0.10%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD             MLPF&S

Class A                      $7               $85
Class D                     $50              $863

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $20,818 and $34 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $7,659,400 and $14,203,872, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                                   Realized          Unrealized
                                     Gains             Gains

Long-term investments              $368,024          $5,891,984
                                -----------         -----------
Total                              $368,024          $5,891,984
                                ===========         ===========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,891,984, of which $5,921,505 related to appreciated securities and $29,521 related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $56,507,050.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $4,213,467 and $9,551,520 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                               Dollar
Months Ended January 31, 1998        Shares              Amount

Shares sold                           41,980            $456,493
Shares issued to shareholders
in reinvestment of dividends          13,750             149,921
                                ------------        ------------
Total issued                          55,730             606,414
Shares redeemed                     (123,845)         (1,347,994)
                                ------------        ------------
Net decrease                         (68,115)          $(741,580)
                                ============        ============

Class A Shares for the Year                              Dollar
Ended July 31, 1997                  Shares              Amount

Shares sold                          252,315          $2,686,473
Shares issued to shareholders
in reinvestment of dividends          25,365             270,194
                                ------------        ------------
Total issued                         277,680           2,956,667
Shares redeemed                     (228,652)         (2,432,479)
                                ------------        ------------
Net increase                          49,028            $524,188
                                ============        ============

Class B Shares for the Six                               Dollar
Months Ended January 31, 1998        Shares              Amount

Shares sold                          138,031          $1,509,940
Shares issued to shareholders
in reinvestment of dividends          56,673             617,751
                                ------------        ------------
Total issued                         194,704           2,127,691
Automatic conversion
of shares                               (141)             (1,566)
Shares redeemed                     (540,256)         (5,884,844)
                                ------------        ------------
Net decrease                        (345,693)        $(3,758,719)
                                ============        ============

Class B Shares for the Year                              Dollar
Ended July 31, 1997                  Shares              Amount

Shares sold                          357,634          $3,799,843
Shares issued to shareholders
in reinvestment of dividends         131,590           1,400,919
                                ------------        ------------
Total issued                         489,224           5,200,762
Automatic conversion
of shares                             (2,147)            (22,758)
Shares redeemed                   (1,398,218)        (14,872,578)
                                ------------        ------------
Net decrease                        (911,141)        $(9,694,574)
                                ============        ============

Class C Shares for the Six                               Dollar
Months Ended January 31, 1998        Shares              Amount

Shares sold                           39,796            $435,484
Shares issued to shareholders
in reinvestment of dividends           1,502              16,409
                                ------------        ------------
Total issued                          41,298             451,893
Shares redeemed                      (15,372)           (167,501)
                                ------------        ------------
Net increase                          25,926            $284,392
                                ============        ============

Class C Shares for the Year                              Dollar
Ended July 31, 1997                  Shares              Amount

Shares sold                           50,974            $541,284
Shares issued to shareholders
in reinvestment of dividends           3,478              37,035
                                ------------        ------------
Total issued                          54,452             578,319
Shares redeemed                      (82,044)           (871,928)
                                ------------        ------------
Net decrease                         (27,592)          $(293,609)
                                ============        ============

Class D Shares for the Six                               Dollar
Months Ended January 31, 1998        Shares              Amount

Shares sold                            6,132             $67,409
Automatic conversion
of shares                                141               1,566
Shares issued to shareholders
in reinvestment of dividends             449               4,910
                                ------------        ------------
Total issued                           6,722              73,885
Share redeemed                        (6,583)            (71,445)
                                ------------        ------------
Net increase                             139              $2,440
                                ============        ============

Class D Shares for the Year                              Dollar
Ended July 31, 1997                  Shares              Amount

Shares sold                            5,937             $63,603
Automatic conversion
of shares                              2,143              22,758
Shares issued to shareholders
in reinvestment of dividends           1,135              12,088
                                ------------        ------------
Total issued                           9,215              98,449
Shares redeemed                      (17,443)           (185,974)
                                ------------        ------------
Net decrease                          (8,228)           $(87,525)
                                ============        ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $1,529,000, of which $1,053,000 expires in 2003 and $476,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863